Investor Update: November 2021 Our “ESG” Progress Plan Investing in Efficiency, Sustainability and Growth Best in the U.S. in Large Customer Satisfaction ESource We Energies Named #1 Energy Company in America by Business Customers Escalent Best ESG Growth Strategy in the U.S. Capital Finance International 2021 Energy Awards Finalist for the S&P Global Energy Award in Corporate Social Responsibility S&P Global Platts

2 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, sources of revenue, dividend growth and dividend payout ratios, sales volumes, capital plans, construction costs, investment opportunities, corporate initiatives (including the ESG Progress Plan), rate base, and environmental matters (including emission reductions). Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. Factors that could cause actual results to differ materially from those contemplated in any forward-looking statements include, but are not limited to: general economic conditions, including business and competitive conditions in the company’s service territories; the extent, duration and impact of the COVID-19 pandemic or any future health pandemics; timing, resolution and impact of rate cases and other regulatory decisions; the company’s ability to continue to successfully integrate the operations of its subsidiaries; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry restructuring and consolidation; continued advances in, and adoption of, new technologies that produce power or reduce power consumption; energy and environmental conservation efforts; the company’s ability to successfully acquire and/or dispose of assets and projects; cyber- security threats and data security breaches; construction risks; equity and bond market fluctuations; changes in the company’s and its subsidiaries’ ability to access the capital markets; federal and state legislative and regulatory changes, including changes to environmental standards, the enforcement of these laws and regulations and changes in the interpretation of regulations by regulatory agencies; supply chain disruptions, including any that may occur as a result of the U.S. Department of Commerce’s impending decision on whether to impose new tariffs on solar panels and cells imported from several Southeast Asian countries; political developments; current and future litigation and regulatory investigations, proceedings or inquiries; changes in accounting standards; the financial performance of American Transmission Co. as well as projects in which the company’s energy infrastructure business invests; the ability of the company to obtain additional generating capacity at competitive prices; goodwill and its possible impairment; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the headings “Cautionary Statement Regarding Forward-Looking Information” and “Risk Factors” contained in WEC Energy Group’s Form 10-K for the year ended December 31, 2020, and in subsequent reports filed with the Securities and Exchange Commission. Except as may be required by law, WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

3 Company Profile  $28.4 billion market cap*  4.6 million retail customers  60% ownership of American Transmission Company  $37.8 billion of assets * As of Oct. 31, 2021

4 A History of Quality Earnings Growth $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21 GAAP Adjusted** 2021 Guidance * Estimated based on 2021 guidance $4.05-$4.07 per share. ** See Appendix for reconciliation of adjusted amounts to GAAP amounts. Guidance of $4.05-$4.07 Expect to reach top end of range

5 Consistent Performance Over Time EPS Guidance 2020 Exceeded  2019 Exceeded  2018 Exceeded  2017 Exceeded  2016 Exceeded  2015 Exceeded  2014 Exceeded  2013 Exceeded  2012 Exceeded  2011 Exceeded  2010 Exceeded  2009 Exceeded  2008 Exceeded  2007 Exceeded  2006 Exceeded  2005 Exceeded  2004 Exceeded  The only utility to beat guidance every year for 17 years running.

6 $0.80 $1.04 $1.20 $1.445 $1.56 $1.83* $1.98 $2.08 $2.21 $2.36 $2.53 $2.71 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Strong Dividend Growth Continues In January, raised the dividend by 7.1% to a new annual rate of $2.71 per share Targeting dividend payout of 65-70% of earnings Projecting dividend growth in line with earnings growth *Annualized based on 4th quarter 2015 dividend of $0.4575 **Annualized based on 1st quarter 2021 dividend of $0.6775 Annualized Dividends Per Share **

7 What’s New?

8 Kevin Fletcher announced his plan to retire in June 2022 Scott Lauber promoted to president and CEO effective February 1, 2022 Next Steps in Succession Planning Gale Klappa will continue to serve as executive chairman until May 2024

9  Near-term retirements (2023-2024)  Oak Creek - Units 5-8 1,100MW  Columbia - Units 1-2 300MW  Enhance fuel flexibility at Oak Creek Power the Future units, pending environmental permit  By the end of 2030, we expect coal to provide less than 5% of our power supply  We plan to eliminate coal as an energy source by 2035 Exiting Coal by 2035

10 $3,078 $4,693 $3,150 $3,356 $3,023 $2,811 $3,054 $3,053 $487 $542 $1,120 $1,345 $2,188 $1,900 $16,100 $17,700 2021-2025 2022-2026 Energy Infrastructure ATC MERC/MGU Illinois WI Gas Delivery WI Electric Delivery WI Generation N e w P la n 1 F o rm e r P la n ESG Progress Plan Supports 6-7% EPS Growth Increasing Five-Year Capital Plan by $1.6 Billion $ In millions 1) ATC is accounted for using the equity method; this represents WEC’s portion of the investment 2) Gas delivery includes capital spend at Bluewater 3) Includes UMERC 4) Generation includes capital spend at We Power 2,3 3 3,4

11 $25 billion $35 billion 2021E* 2026E* Robust Growth in Asset Base *Estimated year-end average asset base Expect long-term EPS growth of 6-7% per year. 7% Growth

12 $2.7 15% $12.2 69% $2.8 16% Sustainability Renewables $5.4 Grid and Fleet Reliability $6.8 Efficiency Technology $1.1 Grid and Fleet Modernization $1.6 Growth Gas Distribution $1.3 Electric (G,T&D) $1.5 2022-2026 Capital Plan ($ in billions) Investing in Efficiency and Sustainability Drives Growth $17.7 billion Planned Investment

13 Our ESG Progress Plan Carbon Reduction Goals – Electric Generation Reduction goals: 60% below 2005 levels by 2025 80% below 2005 levels by the end of 2030 Net carbon neutral by 2050 Goals aligned with the Paris Climate Accord*Includes projection of potential carbon offsets by 2050 -100 -80 -60 -40 -20 0 2005 2020 2025 2030 2050 Achieved and anticipated CO2 reductions (net mass)*

14 Increasing Renewable Generation 0 1,000 2,000 3,000 4,000 5,000 2020A 2026E Electricity Supply by Renewable Source Hydro Biomass Battery Solar Wind Wind - WECI (n a m e p la te c a p a c it y ( M W s )) Includes owned electric generation and announced WEC Infrastructure (WECI) projects

15 Solar  We Energies – 100 MW currently under construction  Filed for approval 675 MW  Additional 700 MW  Qualifies for Investment Tax Credit (ITC) Wind  Filed for approval 82 MW  Qualifies for Production Tax Credit (PTC) Battery storage  Filed for approval 316 MW (qualifies for ITC)  Additional 500 MW (about half qualifies for ITC) Plan to invest $3.5 billion in regulated renewables (2022-2026) Investing in Carbon-Free Generation Plan to build and own nearly 2,400 MW of solar, wind, and battery storage

16 SD IL NE Plan to invest $1.9 Billion (2022-2026) WEC Infrastructure Portfolio – Green and Growing In-service Under development Total Project Capacity (MW) Investment (in millions) Upstream 200 $307 Bishop Hill III 132 166 Coyote Ridge 97 145 Blooming Grove 250 389 Tatanka Ridge 155 240 Jayhawk 190 302E Thunderhead* 300 381E Sapphire Sky* 250 412E Total 1,574 $2,342 Additional Investment 1,107 Total $3,449 *Investment part of the 2022-2026 capital plan Expect to invest an additional $1.1 billion (2022-2026) KS

17 Modernizing Our Gas-Fueled Generation Fleet Retiring  200 MW of older, less-efficient gas generation expected Building  Weston RICE units  128 MW  Expected investment: $170 million  Targeted in-service: 2023, pending regulatory approval Investing  West Riverside Energy Center combined cycle (now operational)*  Options on 200 MW  Expected investment: $180 million  2023-2024 Reciprocating Internal Combustion Engines (RICE) are modular, run on natural gas and allow for reliable and flexible operations. * Pending due diligence and regulatory approval

18 Reduction goal: Net zero by the year 2030** Our ESG Progress Plan Methane Reduction Goal *Represents a decrease in the rate of methane emissions, per mile, from the natural gas distribution lines in our network from a 2011 baseline. **This goal applies to emissions from WEC Energy Group natural gas distribution companies calculated in accordance with EPA’s 40 Code of Federal Regulations Part 98, Subpart W reporting rule. -100% -80% -60% -40% -20% 0% 2011 2020 2030 Achieved* and anticipated methane emissions reduction from distribution

19 Regional Economy

20 Powering Industry Leaders in our Region

21 Wisconsin Segment Broad Ranging Growth Driving Longer-Term Sales Forecast 2024-2026 Electric 0.7%-1.0% Gas 0.7%-1.0% Sales Growth Forecast (weather-normalized) Year-Over-Year

22  Track record of top decile performance among regulated utilities  Industry leading earnings quality  ESG Progress Plan drives premium EPS growth of 6-7%  No need to issue equity through forecast period  100% of capital allocated to regulated businesses or contracted renewables  Dividend growth projected to be in line with earnings growth  Aggressive environmental goals in place  By the end of 2030, we expect coal to provide less than 5% of our power supply  Exit from coal planned by 2035  Poised to deliver among the best risk-adjusted returns in the industry Key Takeaways for WEC Energy Group

Appendix

24 Electric Distribution Electric Transmission 60% ownership Electric Generation Energy Infrastructure Natural Gas Distribution

25 Reduce carbon dioxide emissions from electric generation 60% by 2025 and 80% by the end of 2030 – both from a 2005 baseline. Long-term goal of net-zero carbon emissions from our generating fleet by 2050 Planned exit from coal by 2035 Targeting net-zero methane emissions by the end of 2030 Planned utility renewable investments (2022-2026) ) Planned investment in contracted energy infrastructure (2022-2026) Contributed by our companies and foundations to nonprofit organizations in 2020; second largest corporate contributor in Wisconsin Spent with certified minority-, women-, service disabled- and veteran- owned businesses in 2020 Spent on energy efficiency and conservation in 2020 Environmental, Social & Governance Focus $119.4 million $303.4 million $20 million $1.9 billion $3.5 billion Methane Reduction Goal Exit from Coal Carbon Goals

26 Electricity Supply by Fuel Type (megawatt-hours delivered to regulated utility customers) 73% 36% 7% 36% 32% 17% 22% 24% 3% 6% 39% 2005 2020 2030E 2035 2050 Coal Natural Gas Nuclear Renewables Exiting Coal <5% Net carbon neutral goal Planned exit from coal

27 Reducing Greenhouse Gas Emissions 0.78 0.42 0.33 0.16 0** 2005 2020 2025E 2030E 2050E Greenhouse gas intensity* (metric tons CO2e/MWh) *Includes owned electric generation, purchased power and WEC Infrastructure (WECI). The environmental attributes of the WECI renewable facilities are or may be the property of third parties. As such, these third parties are solely entitled to the reporting rights and ownership of the environmental attributes such as renewable energy credits, offsets, allowances and the avoided emissions of greenhouse gases. **Includes projection of potential carbon offsets by 2050.

28 Plan to invest $3.5 Billion (2022-2026) Investment in Regulated Renewables Target Project Utility WEC Ownership** Expected WEC Investment ($M) WEC Capacity (MWs) In Service Two Creeks Solar Project WPS 66.7% $130 100 Q4 2021 Badger Hollow I Solar Park 130 100 Q4 2022 Badger Hollow II Solar Park WE 130 100 2022 Red Barn Wind Park* WPS 90% 140 82 2023 Paris Solar-Battery Park* WE WPS 75% 15% 90% 385 279 2023 Darien Solar-Battery Park* 400 293 2024 Koshkonong Solar-Battery Park* 585 419 *Projects seeking PSCW approval **Madison Gas & Electric will own a minority interest at each site Solar Total 1,475MW Battery Storage Total 816MW Wind Total 82MW Grand Total 2,373MW 2022-2026 Plan

Projected Returns Higher than Regulated Business

Wind Infrastructure Investment Summary

Project	Developer	Location	Investment	Offtake Agreement	WEC Commercial Operations	Total Project Capacity
Bishop Hill III Wind Energy Center	Invenergy	Henry County, IL	$166M for 90% ownership	WPPI Energy 22 years	80% on 8/31/18 Incremental 10% on 12/5/18	132MW
Upstream Wind Energy Center	Invenergy	Antelope County, NE	$307M for 90% ownership	Affiliate of Allianz 10 years	80% on 1/10/19 10% on 4/8/20	200MW
Coyote Ridge Wind Farm	Avangrid Renewables	Brookings County, SD	$145M for 80% ownership and 99% of tax benefits	Google Energy LLC 12 years	12/20/19	97MW
Blooming Grove Wind Farm	Invenergy	McLean County, IL	$389M for 90% ownership	Verizon and Saint-Gobain North America 12 years	12/8/2020	250MW
Tatanka Ridge Wind Farm	Avangrid Renewables	Deuel County, SD	$240M for 85% ownership and 99% of tax benefits	Google Energy 12 years Dairyland Power 10 years	1/5/2021	155MW
Thunderhead Wind Energy Center	Invenergy	Wheeler and Antelope Counties, NE	$381M expected for 90% ownership	AT&T 12 years	Projected: First half 2022	300MW
Jayhawk Wind Farm	Apex Clean Energy	Bourbon & Crawford Counties, KS	$302M expected for 90% ownership and 99% of tax benefits	Facebook 10 years	Projected: By early 2022	190MW
Sapphire Sky Wind Energy Center	Invenergy	McLean County, IL	$412M expected for 90% ownership	Long-term Agreement	Projected: End of 2022	250MW

WEC Energy Group
29

30 Oak Creek PTF Units Critical to Wisconsin and Region  Among newest, most efficient units in a critical location  Top 5% in the country on coal plant efficiency*  Only one of two 1,000 MW sites in the top decile heat rate in MISO  Plant equipment capable of co-firing natural gas and coal *Based on coal heat rate. Sources: S&P Capital IQ, www.eps.gov/airmarkets, Power Engineering Magazine

31 Today and Tomorrow Why Our Natural Gas Distribution Networks Matter Our Service Area  65-78% of homes use natural gas for heating  Growth continues as customers convert to natural gas Hydrogen Opportunities Post 2030+  Potential to blend  Investment potential to convert existing distribution networks Electric Conversion Debate  Today, electric heat pumps in our region are 4-5x more costly than natural gas heating*  Potential cost effective option after 2055?*  Natural hedge in Wisconsin since we serve both electric and natural gas customers -46° -26° -26° -23° Weather in the map reflects (in Fahrenheit) actual temperatures reported by NOAA during the January 2019 polar vortex. * Based on independent research for the region we serve.

32 New Liquefied Natural Gas (LNG) Storage Facilities LNG will provide a solution for Southeastern Wisconsin to meet peak customer demand on the coldest days of the year. Taking Steps to Maintain Reliable and Affordable Service for Our Customers  We Energies received approval for two LNG facilities to address the need for additional natural gas supply in Wisconsin  Total expected investment: $370 million  Construction is expected to begin late 2021  Targeted in-service date: Late 2023

33 Electric Delivery Redesign / Resilience  Addressing aging infrastructure and system hardening  Enhancing efficiencies and reducing operating costs  Expect to spend $3.4 billion (2022-2026) with continued investment over next decade Project Highlights Efficiency, Growth and Sustainability Progress Taking Steps to Maintain Reliable and Affordable Service for Our Customers

34 Natural Gas System Modernization  Increasing capacity and reliability of natural gas service in our territories Illinois  Expected replacement of 2,000 miles of piping for safety and reliability in Chicago  Project $280 million-$300 million annual average investment  Illinois law authorizes rider through 2023  Continued investment over next decade Project Highlights Efficiency, Growth and Sustainability Progress Taking Steps to Maintain Reliable and Affordable Service for Our Customers

35 Expect long-term EPS growth of 6-7% per year. 35% 37% 35% 35%12% 9% 13% 12% 5% 7% $25B $35B 2021E* 2026E* WECI Transmission We Power Gas Distribution Electric Generation and Distribution Robust Growth in Asset Base *Estimated year-end average asset base 7% Growth

36 342 998 987 858 890 960 571 579 665 685 711 716 589 649 559 596 494 513 536 578 591 636 645 603 105 120 104 107 107 104 262 333 343 278 208 183 $2,405 $3,257 $3,249 $3,160 $3,055 $3,079 - 500 1,000 1,500 2,000 2,500 3,000 3,500 4,000 2021 2022 2023 2024 2025 2026 ATC Investment MERC/MGU Illinois WI Gas Delivery WI Electric Delivery WI Generation Depreciation at the utilities expected to average $1.2 billion annually, and $137 million at ATC, over the 2022-2026 period Utility Capital Plan Drives EPS Growth 1. ATC is accounted for using the equity method; this represents WEC’s portion of the investment 2. Gas delivery includes capital spend at Bluewater 3. Includes UMERC 4. Generation includes capital spend at We Power 1 2,3 3 3,4 $ In millions

37 2021 2022 2023 Wisconsin Electric $841.9 $1,204.2 $1,360.2 Wisconsin Gas $182.5 $280.5 $233.6 Wisconsin Public Service $396.1 $627.2 $537.3 Upper Michigan Energy Corp $16.0 $19.8 $16.9 Wisconsin Segment $1,436.5 $2,131.7 $2,148.0 Peoples Gas $492.8 $521.1 $538.0 North Shore Gas $38.6 $52.0 $48.8 Illinois Segment $531.4 $573.1 $586.8 Minnesota Energy Resources Corp $65.6 $57.5 $57.3 Michigan Gas Utilities $38.8 $61.6 $46.3 Other States Segment $104.4 $119.1 $103.6 We Power $23.8 $74.5 $47.9 Bluewater $27.7 $3.3 $2.8 Infrastructure Investments $302.0 $793.0 $275.0 Nonutility Energy Infrastructure $353.5 $870.8 $325.7 Corporate and Other $19.9 $22.0 $17.5 Subtotal $2,445.7 $3,716.7 $3,181.6 ATC Investment 1 $261.5 $333.1 $342.5 Total WEC Capital Projection $2,707.2 $4,049.8 $3,524.1 By Company Capital Plan Projections ($ in millions) 1 ATC is accounted for using the equity method; this represents WEC’s portion of the investment

38 Composition of Asset Base Total 2020 Average Asset Base of $22.8 Billion Note: We Power value represents investment book value. Company Asset Base - $B % of Total Wisconsin Electric $6.5 28.5% Wisconsin Gas 1.6 7.0 Wisconsin Public Service 3.7 16.2 Upper Michigan Energy Resources 0.4 1.8 Peoples Gas 3.4 14.9 North Shore Gas 0.3 1.3 Minnesota Energy Resources 0.4 1.8 Michigan Gas Utilities 0.3 1.3 We Power 3.0 13.1 Bluewater 0.2 0.9 WEC Infrastructure 0.5 2.2 American Transmission Company 2.5 11.0 Total $22.8 100%

39 Power the Future Investments 1 Port Washington (Natural Gas) Oak Creek Expansion (Coal/Co-Fire Gas3) Capacity 1,090 MW 1,030 MW 2 Investment $664 million $2 billion 2 ROE 12.7% 12.7% Equity 53% 55% In Service Dates Unit 1 – July 2005 Unit 2 – May 2008 Unit 1 – February 2010 Unit 2 – January 2011 Lease Terms 25 years 30 years Cost Per Unit of Capacity $609/kW $1,950/kW 1. PTF provides approximately $200 million in positive cash flow annually. 2. All capacity and investment amounts reflect WEC ownership only. Demonstrated capacity for the coal units is 1,056 MW – value shown in table is amount guaranteed in lease agreement. 3. Pending air permitting

40 One of the Top Performers in Operating Efficiency $13.20 $16.20 $18.50 $18.80 $20.80 $21.10 $21.90 $22.00 $23.00 $23.20 $33.40 $10 $15 $20 $25 $30 $35 2020 Non-Fuel O&M per MWh* Source: FERC Form 1 Reports *For all companies, excluded 1) pensions and other employee benefits, 2) costs reported as “transmission of electricity by others” to neutralize differences in ownership of the transmission utilized by each utility, and 3) costs reported as “rents” within the production section to control for difference in how power plants are owned and financed. The top 10 vertically integrated electric utilities by market cap W E C A V E R A G E

41 Focused on Efficiency $1,342 $1,281 $1,234 $1,143 $1,107 2016 2017 2018 2019 2020 2021E 4.5% $ In millions *Excludes costs that have a revenue offset such as operation and maintenance costs associated with the We Power generation units, transmission expenses that are collected in rates, regulatory amortizations, riders and other pass-through expenses. Reducing Day-to-Day O&M Expense* 3.7% 7.4% 3.2% 2-3%

42 Annual EPS Adjustments as a Percentage of GAAP Earnings Note: Percent changes are in absolute values 847.3% Industry Leading Earnings Quality The 10 largest vertically integrated electric utilities* 10.3% 20.5% 82.3% 107.6% 108.3% 117.9% 223.2% 0% 50% 100% 150% 200% 250% WEC 2018 2019 2020 No EPS adjustments 0% *Measured by market cap

43 Balance Sheet Remains Strong Entity S&P Rating Moody’s Rating WEC Energy Group A- Baa1 Wisconsin Electric A- A2 Wisconsin Gas A A3 Wisconsin Public Service A- A2 Peoples Gas A- A2 Issuer Credit Ratings 15.4% 16.9% 10.0% 11.0% 12.0% 13.0% 14.0% 15.0% 16.0% 17.0% 18.0% 2020 Actual* 2020 Adjusted** Funds from Operations/Debt Holding Company Debt to Total Debt WEC Energy Group Target 2021-2026 S&P FFO to Debt >15% Moody’s CFO Pre-WC/Debt >16% 28% 10% 15% 20% 25% 30% 2020 2021-2026E Goal of 30% or Less *FFO to debt ratio using GAAP operating cash flow and debt balance **See reconciliation on last page of presentation

44 33% Large C&I by Segment Paper/Packaging 27% Foundry (SIC 33) 10% Mining/Minerals 9% Food/Agriculture 9% Other Manufacturing 8% Metal (SIC 34,35,37) 7% Medical 6% Education 3% Chemical 4% Printing 3% Office 2% Other 12% Balanced Sales Mix Large C&I 33% Residential and Farm 32% Small C&I 35% 2020 Retail MWh Deliveries Mix* *Wisconsin segment includes Michigan electric and retail choice customers in the Upper Peninsula

45 Diverse Portfolio of Businesses Based on 2020 average asset base. WI 66% ATC 11% IL 16% MI/MN 5% WECI 2% By Jurisdiction By Business Electric generation and distribution 51% Natural gas distribution 34% FERC Regulated 13% WECI 2% *ATC is accounted for using the equity method; this represents WEC’s portion of the asset base

Open Regulatory Matters

	Estimated Key Dates
Wisconsin (apps.psc.wi.gov)	
▪ Decision on 2022 Rate Case "Stay Out"	✓
▪ Decision on Koshkonong Solar and Battery Storage (Docket: 5-BS-258 filed 4/30/2021)	2022
▪ Decision on Weston RICE units (Docket: 5-CE-153 filed 4/16/2021)	2021
▪ Decision on Red Barn Wind Park (Docket: 5-BS-256 filed 3/29/2021)	2021
▪ Decision on Darien Solar and Battery Storage (Docket: 5-BS-255 filed 3/16/2021)	2022
▪ Decision on Paris Solar and Battery Storage (Docket: 5-BS-254 filed 2/16/2021)	2022
▪ Decision on LNG projects	✓
Illinois (icc.illinois.gov)	
▪ Decision on NSG base rate increase	✓
▪ Decision on 2016 Rider QIP Reconciliation (Docket: 17-0137 filed 3/20/17)	2021
Michigan (michigan.gov/mpsc)	
▪ Decision on MGU rate settlement	✓
Minnesota (mn.gov/puc)	
▪ Validation of cold weather gas costs (Docket: C-21-611)	2022






46

Regulatory Environment

Wisconsin

- Governor Tony Evers (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 6-year staggered terms

Wisconsin Commissioners			
Name	Party	Began Serving	Term Ends
Rebecca Valcq Chair	D	01/2019	03/2025
Ellen Nowak	R	12/2018	03/2023
Tyler Huebner*	D	03/2020	03/2027

* Pending confirmation

Illinois

- Governor J.B. Pritzker (D)
- Commission
  - Gubernatorial appointment, Senate confirmation
  - Chairman: Gubernatorial appointment
  - 5-year staggered terms

Illinois Commissioners			
Name	Party	Began Serving	Term Ends
Carrie Zalewski Chair	D	03/2019	01/2024
D. Ethan Kimbrel	D	01/2018	01/2023
Maria Soledad Bocanegra	I	04/2019	01/2023
Michael Carrigan	D	01/2020	01/2025
Vacant			

WEC Energy Group
47

48 Rate-Making Parameters by Company Utility Equity Layer1 Authorized ROE Wisconsin Electric 50.0%-55.0% 10.0% Wisconsin Public Service 50.0%-55.0% 10.0% Wisconsin Gas 50.0%-55.0% 10.2% Peoples Gas 50.33% 9.05% North Shore Gas2 51.58% 9.67% Minnesota Energy Resources 50.9% 9.7% Michigan Gas Utilities3 51.5% 9.85% We Power 53%-55% 12.7% American Transmission Company 50% 10.52% 1 Represents the equity component of capital; rates are set at the midpoint of any range 2 Effective September 15, 2021 3 Effective January 1, 2022  Constructive regulatory environments  Earnings sharing mechanism at all Wisconsin utilities

49 Key Rate Making Components Area Illinois– Gas Minnesota– Gas Michigan– Electric & Gas Wisconsin– Gas Wisconsin– Electric Gas Pipeline Replacement Rider PGL MGU Bad Debt Rider ✓ Bad Debt Escrow Accounting Residential Residential Decoupling ✓ ✓ Fuel Cost Recovery 1 for 1 recovery of prudent fuel costs +/- 2% band MGP Site Clean Up Recovery ✓ ✓ ✓ ✓ N/A Invested Capital Tax Rider ✓ Forward-Looking Test Years ✓ ✓ ✓ 2 years 2 years COVID-19 Incremental O&M and foregone late payment fees Special Purpose Rider Gas Utility Infrastructure Cost Rider Surcharge ✓ Earnings Sharing* No sharing on first 25 bp above allowed ROE, 50/50 on next 50bp, 100% to customers beyond 75 bp *Sharing mechanism will be updated for 2022 as follows: No sharing on first 15 bp above allowed ROE, 50/50 on next 60bp, 100% to customers beyond 75 bps

50 Industry Leading Total Shareholder Returns* Over the past decade, WEC Energy Group has consistently delivered among the best total returns in the industry * Total return including reinvested dividends for the periods ended December 31, 2020 0% 50% 100% 150% 200% 250% 300% 350% One-Year Three-Year Five-Year Ten-Year WEC Energy Group Dow Jones Utilities S&P Utilities Philadelphia Utility S&P Electric Source: Bloomberg

51 Reconciliation of Reported EPS (GAAP) to Adjusted EPS (Non-GAAP) 2014 2015 2016 2017 Reported EPS – GAAP basis $2.34 $2.59 $ 2.96 $ 3.79 Acquisition Costs $0.39 $0.06 $ 0.01 – Integrys Earnings $(0.47) Impact of Additional Shares $0.47 Tax Benefit Related to Tax Cuts and Jobs Act of 2017 – – – $ (0.65) Adjusted EPS – Non-GAAP Basis* $2.73 $2.65 $ 2.97 $ 3.14 * WEC Energy Group has provided adjusted earnings per share (non-GAAP earnings per share) as a complement to, and not as an alternative to, reported earnings per share presented in accordance with GAAP. Adjusted earnings per share exclude, as applicable, (1) a one-time reduction in income tax expense related to a revaluation of our deferred taxes as a result of the Tax Cuts and Jobs Act of 2017; (2) costs related to the acquisition of Integrys Energy Group; (3) the results of operations of Integrys and its subsidiaries; and (4) the additional shares of WEC Energy Group common stock that were issued as part of the acquisition. None of these items are indicative of WEC Energy Group’s operating performance. Therefore, WEC Energy Group believes that the presentation of adjusted earnings per share is relevant and useful to investors to understand the company’s operating performance. Management uses such measures internally to evaluate the company’s performance and manage its operations.

52 Ratio of FFO to Debt (in millions, except percent) Ratio of FFO to Debt 2020 Net cash provided by operating activities $2,196.0 Total debt $14,290.8 Ratio of FFO to debt 15.4% Ratio of FFO to Debt – Adjusted 2020 Net cash provided by operating activities $2,196.0 Add: Employer contributions to qualified pension plans 100.0 Add: Accounts receivable arrears attributed to COVID-19 85.0 Net cash provided by operating activities – adjusted $2,381.0 Total debt $14,290.8 Less: Employer contributions to qualified pension plans 100.0 Less: Accounts receivable arrears attributed to COVID-19 85.0 Total Debt – Adjusted $14,105.8 Ratio of FFO to Debt – Adjusted 16.9%

Contact Information M. Beth Straka Senior Vice President – Investor Relations and Corporate Communications Beth.Straka@wecenergygroup.com 414-221-4639